John Hancock Money Market Fund
Supplement dated 10-8-08 to the current
Class A, B and C share prospectus

This supplement updates the above referenced Prospectus of John Hancock Current Interest (the “Trust”) with respect to John Hancock Money Market Fund (the “Fund”), a series of the Trust. You may obtain additional copies of the Prospectus, free of charge, by writing or telephoning:

John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510 1-(800)-225-5291

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

The purpose of this Supplement is to provide you with important information regarding the Fund’s participation in the U.S. Department of Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”).

The Board of Trustees of the Trust (the “Board”) has approved the participation of the Fund in the Program, under which the Treasury will guarantee that shareholders of the Fund will receive $1.00 for each share of the Fund held by them as of the close of business on September 19, 2008, in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1.00 (a “Guarantee Event”). The Fund’s participation in the Program is not certain until its application is reviewed and accepted by the Treasury, which is expected to take some period of time.

Recovery under the Program is subject to certain conditions and limitations, including the following:

·	For investors who held shares of the Fund on September 19, 2008, the Program provides a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or
(b) the number of shares owned by the shareholder on the date of a Guarantee Event.

·	This guarantee is not available to investors who were not Fund shareholders on September 19, 2008. In addition, this guarantee is not available to investors who were Fund shareholders on September 19, 2008 but who sold all their Fund shares prior to the date of a Guarantee Event.

·	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

·	Recovery under the Program requires the Fund to liquidate.

·	In order to recover, a Guarantee Event must occur during the term of the Program.

The Program will be in effect until December 18, 2008. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Treasury in the amount of 0.01% of the net asset value of the Fund as of September 19, 2008. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 19, 2009. If the Program is extended, the Board will consider whether the Fund should continue to participate in the Program. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program.

The cost of participating in the Program and any extension will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement. The effect of the payment of this fee to the Treasury is reflected in the following tables, which replace the information in the section of the Prospectus titled “Investor costs” in its entirety.

Investor costs

	Class A		Class B		Class C
Shareholder transaction expenses(1)
Maximum deferred sales charge (load) as a % of
purchase or sale price, whichever is less	__		5.00%		1.00%
Annual Operating Expenses
Management fee	0.50%		0.50%		0.50%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%
Other expenses(2)	0.27%		0.28%	(3)	0.27%
Total fund operating expenses	1.02%		1.78%	(3)	1.77%
Contractual expense reimbursement(4)	-0.20%	(5)	-0.10%		-0.10%
Net annual operating expenses	0.82%		1.68%	(3)	1.67%

Annual operating expenses

These are paid from fund assets; shareholders, therefore, pay these costs indirectly.

1	A $4.00 fee will be charged for wire redemptions.

2	Includes the cost of participating in the Program.

3	The fund receives credits from its transfer agent as a result of uninvested cash balances; these credits (which may differ from class to class depending on the number and size of shareholder accounts in the class) are used to reduce a portion of the fund’s transfer agent fees. Such fee reduction is not reflected in this table. Had this fee reduction been taken into account, total fund operating expenses and net fund operating expenses would have been 1.77% and 1.67%, respectively, for Class B.

4	Reflects adviser’s contractual agreement to limit maximum rate of management fee to 0.40% until at least July 31, 2009.

5	Reflects distributor’s contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least July 31, 2009.

Expense example

A hypothetical example showing the expenses on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return and the reinvestment of all dividends. The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A	Class B				Class C
		Shares sold		Shares kept		Shares sold	Shares kept
1 Year	84	671		171		270	170
3 Years	305	851		551		547	547
5 Years	544	1,155		955		950	950
10 Years	1,230	1,886	*	1,886	*	2,076	2,076

*	Reflects conversion of Class B shares to Class A shares after eight years.